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EXHIBIT 10.3


                                AMENDMENT TO THE
                              HANOVER DIRECT, INC.
                           KEY EXECUTIVE TWELVE MONTH
                         COMPENSATION CONTINUATION PLAN

                               Amendment Number 1

         WHEREAS, Hanover Direct, Inc. (the "Company") maintains the Hanover Direct, Inc. Key Executive Twelve Month Compensation Continuation Plan (the "Plan"); and

         WHEREAS, pursuant to Section 9 of the Plan, the Company's Board of Directors (the "Board") has the right at any time to amend the Plan (except under certain circumstances set forth in said Section 9 which are not applicable in the instant case); and

         WHEREAS, the Board now desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective as of August 1, 2001, as follows:

         FIRST: Section 2.2(ii)(a)(II) of the Plan is hereby amended to read in its entirety as follows:

                  "(II) any sale or series of sales since April 27, 2001 involving an aggregate of fifty percent (50%) or more of the market value of Hanover's assets (for this purpose, said 50% amount shall be deemed to be $107.6 million); or"

         SECOND: Section 2.2(ii)(B)(II) of the Plan is hereby amended to read in its entirety as follows:

                  "(II) a Transaction (other than as described in clause
         (ii)(A)(II) of this definition) immediately following which the shareholders of Hanover immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity."

         THIRD: Section 2.8 of the Plan is hereby amended to read in its entirety as follows:

                  "2.8 `For Cause' means the involuntary termination of the Participant's employment with the Company on account of the Participant's (i) willful and continued
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         failure to perform his/her regular duties for the Company, (ii)
         commission of an act of fraud relating to and adversely affecting the Company, or (iii) conviction of a felony in connection with his/her employment with the Company."

         FOURTH: Except to the extent hereinabove set forth, the Plan shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment Number 1 to be executed by a duly authorized officer this 29th day of April, 2002.

                                        HANOVER DIRECT, INC.


                                        By: /s/ Charles F. Messina
                                           ------------------------------
                                        Name: Charles F. Messina
                                             ----------------------------
                                        Title: EVP/CAO
                                              ---------------------------

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